UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 28, 2021

Dun & Bradstreet Holdings, Inc.
(Exact name of registrant as specified in its charter)
Commission file number 1-39361

Delaware	83-2008699
(State of incorporation)	(I.R.S. Employer Identification No.)

101 JFK Parkway
Short Hills, NJ 07078
(Address of principal executive offices)

(973) 921-5500
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	DNB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 28, 2021, the Board of Directors of Dun & Bradstreet Holdings, Inc. (“DNB” or the “Company”) adopted a resolution increasing the size of the Company’s Board of Directors to ten, and elected Ellen R. Alemany to serve on our Board of Directors. Ms. Alemany will serve in Class II of our Board of Directors, and her term will expire at the annual meeting of our shareholders to be held in 2022. Ms. Alemany has not been appointed to any committee of our Board.

Ms. Alemany, who is 65, serves as the Chairwoman and Chief Executive Officer of CIT Group Inc. (“CIT”), and as the Chairwoman, Chief Executive Officer and President of CIT Bank, N.A., a subsidiary of CIT. Pending regulatory approval, CIT is expected to merge with First Citizens BancShares Inc. (“First Citizens”) in the third quarter of 2021, at which time Ms. Alemany will join the board of First Citizens. Ms. Alemany joined the CIT Board of Directors in 2015 and was named Chairwoman and Chief Executive Officer in 2016. Previously, she was the Chairwoman and Chief Executive Officer of The Royal Bank of Scotland Citizens Financial Group from 2008 until October 2013. Ms. Alemany served as the Chief Executive Officer of Global Transaction Services at Citibank/Citigroup from 2006 until 2007, after holding various roles in her twenty-year career with Citibank/Citigroup. From August 2012 until October 2016, Ms. Alemany served on the Board of Automatic Data Processing. Ms. Alemany also serves as a director of Fidelity National Information Services, Inc. and CIT. Ms. Alemany is also a member of the Committee for Economic Development of The Conference Board, a nonprofit, nonpartisan business-led public policy organization.

Ms. Alemany is not a party to any related party transactions with the Company. She will receive customary compensation paid to our non-employee directors.

Item 8.01. Other Events

On July 28, 2021, DNB issued a press release announcing Ms. Alemany’s election to the Board of Directors. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1	Press release announcing the appointment of Ellen R. Alemany to the Dun & Bradstreet Holdings, Inc. Board of Directors

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUN & BRADSTREET HOLDINGS, INC.

		By:	/s/ Joe A. Reinhardt, III
Joe A. Reinhardt, III
Date:	July 28, 2021		Chief Legal Officer